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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38596) of Watson Pharmaceuticals, Inc. of our report dated June 22, 2001 relating to the financial statements and supplemental schedule of the Watson Pharmaceuticals, Inc. Employees' 401(k) Profit-Sharing Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Orange County, California
June 29, 2001

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